Exhibit 10.15
                                 --------------
     Subscribers Purchasing Subscriptions in Form Set Forth in Exhibit 10.14

        The following subscribers purchased subscriptions in a private placement of securities on December 31, 1999, pursuant to Subscription Agreements that were substantially similar to the form set forth in exhibit 10.18. The sole material difference between the agreements was the Subscriber and the amount of Units (as defined in each Subscription Agreement) purchased.


                     Name                                     Amount Of Units
                     ----                                     ---------------

BPI Canadian Small Companies Fund                                 235,295
956872 Ontario Ltd.                                                36,000
Interward Capital Corporation..................                    40,000
Rockhaven Holdings Ltd.........................                    20,000
YMG Capital Management Inc.....................                    47,058
Acuity Investment Management Inc...............                   470,590
Beluga NV......................................                   235,295
Pinetree Capital Corp..........................                    40,000
Fallingbrook Investments Ltd...................                    35,295
Glentel Inc....................................                 1,200,000
Scott Leckie...................................                    25,000
Frank Fini.....................................                    25,000
Crothers Leasing Limited.......................                    25,000
Moise Afriat...................................                    25,000
Lionel K. Conacher.............................                    25,000
Kehler International Equities (1990) Inc.......                    23,530
Jean Gevaert...................................                    47,060
Ron Kaulbach...................................                    25,000
Andrew Parsons.................................                    25,000
Eldon Guay.....................................                    25,000
David J. Grand.................................                    36,000
Murdoch & Co...................................                   275,000
Robert F. Wilson...............................                   235,295


913581.1